Exhibit 99.1

Sonder Holdings Inc. Announces Reverse Stock Split to Regain Nasdaq Compliance

THORNTON, Colo. – September 19, 2023 – Sonder Holdings Inc. (NASDAQ: SOND; “Sonder” or the “Company”) today announced that it will effect a reverse stock split of its common stock (including special voting common stock) at a reverse stock split ratio of 1-for-20, effective as of the close of trading on September 20, 2023 (the “Effective Time”), in order to regain compliance with the minimum $1.00 bid price per share requirement of Nasdaq’s Marketplace Rule 5450(a)(1). The Company’s common stock is expected to begin trading on a reverse-split-adjusted basis on Nasdaq as of the open of trading on September 21, 2023 under the existing ticker symbol “SOND.”

The Company’s stockholders previously approved the reverse stock split and granted the Company’s board of directors the authority to determine the final reverse stock split ratio and when to proceed with the reverse stock split at a Special Meeting of Stockholders held on September 15, 2023. The Company has filed an amendment to its Amended and Restated Certificate of Incorporation to effect the reverse stock split at the ratio of 1-for-20 as of the Effective Time.

The CUSIP number for the Company's common stock will change to 83542D 300 following the reverse stock split. The CUSIP number for the Company’s publicly traded warrants will not change.

As of the Effective Time, every 20 shares of the Company’s issued and outstanding common stock and every 20 shares of its issued and outstanding special voting common stock will be combined into one issued and outstanding share of common stock or one issued and outstanding share of special voting common stock, respectively. The total number of authorized shares of common stock will be reduced from 400,000,000 to 20,000,000, and the total number of authorized shares of special voting common stock will be reduced from 40,000,000 to 2,000,000. The number of authorized shares of preferred stock will remain unchanged at 250,000,000 shares, and the par value of the Company’s common stock (including special voting common stock) will remain unchanged at $0.0001 per share. Any fractional shares of common stock that would otherwise be issuable as a result of the reverse stock split will be paid out in cash, with reference to the closing trading price of Sonder’s common stock on the trading day immediately preceding the Effective Time (as adjusted to give effect to the reverse stock split), without interest.

As of the Effective Time, proportional adjustments will also be made to the number of shares of common stock issuable upon the exercise of the Company’s outstanding warrants and stock options and the number of shares issuable pursuant to outstanding restricted stock units, and the number of shares authorized and reserved for issuance pursuant to the Company’s equity incentive and employee stock purchase plans. The exercise prices and stock price targets of outstanding stock options, warrants, and equity awards will also be proportionately adjusted, as applicable. Accordingly, with respect to the Company’s publicly traded warrants trading under the symbol “SONDW,” every 20 warrants outstanding immediately prior to the reverse stock split will be exercisable for one share of common stock at an exercise price of $230.00 per share, which is 20 times $11.50, the current exercise price per share. Proportional adjustments will also be made to the number of shares issuable pursuant to the Earn Out provided for in the Company’s Agreement and Plan of Merger dated April 29, 2021, as amended, and its Triggering Event share prices.

The outstanding exchangeable preferred shares of the Company’s subsidiary, Sonder Canada Inc., will also be consolidated on a 1-for-20 basis to reflect the reverse stock split. Any fractional interests in the exchangeable preferred shares will be paid out in cash, applying the same per-share price applicable to the Company’s common stock, and fractional interests in the related shares of special voting common stock will be paid out in cash with reference to their automatic redemption price as stated in the Company’s certificate of incorporation.

The Company’s transfer agent, Computershare Trust Company, N.A., will serve as the exchange agent for the reverse stock split. Registered stockholders holding pre-reverse-split shares of the Company’s common stock electronically in book-entry form are not required to take any action to receive post-reverse-split shares. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the reverse stock split, subject to each brokers’ particular processes, and will not be required to take any action in connection with the reverse stock split.

Additional information about the reverse stock split can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 2, 2023, a copy of which is available at www.sec.gov.

###

About Sonder

Sonder Holdings Inc. (NASDAQ: SOND) is revolutionizing hospitality through innovative, tech-enabled service and inspiring, thoughtfully designed accommodations combined into one seamless experience. Launched in 2014, Sonder provides a variety of accommodation options — from spacious rooms to fully-equipped suites and apartments — found in over 40 markets spanning ten countries and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all.

To learn more, visit www.sonder.com or follow Sonder on  X (Twitter), Instagram or LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future effective date and intended effects of the reverse stock split, including whether the reverse stock split will increase the price, marketability, liquidity, and investor appeal of the Company’s common stock and the Company’s ability to maintain the listing of its common stock on Nasdaq. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “aim,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions.

Forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sonder management’s current expectations and beliefs, as well as assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sonder is not under any obligation and expressly disclaims any obligation to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Sonder has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in in Sonder’s definitive proxy statement filed with the SEC on August 2, 2023 under the heading “Certain Risks Associated with a Reverse Stock Split” and the sections of its SEC reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Sonder with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Contacts

Media:
press@sonder.com

Investors:
ir@sonder.com